Exhibit 10.48


Applicant or Patentee: Jeffrey L. Helfer et al.            DOCKET:   JLH-15C
Serial or Patent No: 10,162,318
Filed or Issued: 6/4/2002
Title: "Nuclear Magnetic Resonance Spectrometer Assembly"


    ASSIGNMENT

    WHEREAS, Jeffrey L. Helfer, Patrick R. Connelly, Stuart G. MacDonald, and Michael L. Weiner have invented certain new and useful improvements in Nuclear Magnetic Resonance Spectrometer Assembly, for which a Letters
Patent of the United States was filed on 6/4/2002, and accorded U.S.S.N. 10/162,318; and

    WHEREAS, Biomed Solutions, LLC of West Henrietta, NY 14586 has obtained the entire right, title and interest in, to and under the said improvements and the said U.S. application 10/162,318, filed 6/4/2002 and entitled Nuclear Magnetic Resonance Spectrometer Assembly by 1) right of an
Assignment recorded 8/5/2002 on Reel/Frame 013151/0037 and 2) Change of Name, submitted 10/21/2002, and recorded 10/29/2002 on Reel/Frame 013431/0581; and

    WHEREAS, Biophan Technologies, Inc. of West Henrietta, NY 14586 is desirous of obtaining the entire right, title and interest in, to and under the said improvements and the said application;

    NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, the said

                          Biomed Solutions, LLC,

has sold, assigned, transferred and set over, and by these presents does hereby sell, assign, transfer and set over, unto the said

                        Biophan Technologies, Inc.,

its successors, legal representatives and assigns, the entire right, title and interest in, to and under the said improvements, and the said application and all divisions, renewals and continuations thereof, and all Letters Patent of the United States which may be granted thereon and all reissues and extensions thereof, and all applications for Letters Patent which may hereafter be filed for said improvements in any country or countries foreign to the United States, and all Letters Patent which may be granted for said improvements in any country or countries foreign to the United States and all extensions, renewals and reissues thereof.





     IN TESTIMONY WHEREOF, I hereunto set my hand and seal this _______ day of _________, 2003.

                                              _________________________
                                              Michael L. Weiner
                                              Chief Executive Officer
                                              Biomed Solutions, LLC

STATE OF NEW YORK
COUNTY OF MONROE :  ss.:

     On this _____ day of __________, 2003, before me, a Notary Public in and for the State and County aforesaid, personally appeared, Michael L. Weiner, to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.

                                             ____________________________
                                               Notary Public


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